Sub-Item 77Q1(a)

                                AMENDMENT NO. 10
                             TO AMENDED AND RESTATED
                      AGREEMENT AND DECLARATION OF TRUST OF
                              AIM INVESTMENT FUNDS

          This Amendment No. 10 (the "Amendment") to the Amended and Restated Agreement and Declaration of Trust of AIM Investment Funds (the "Trust") amends, effective February 12, 2010, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the "Agreement").

          Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

          WHEREAS, the Trust desires to amend the Agreement to remove Invesco Natural Resources Fund; and

          WHERAS, the Trust desires to amend the Agreement to change the name of Invesco Commodities Alpha Fund to Invesco Commodities Strategy Fund; and

          WHEREAS, the Trust desires to amend the Agreement to change the name of Van Kampen Emerging Markets Fund, Van Kampen Global Bond Fund, Van Kampen Global Equity Allocation Fund, Van Kampen Global Franchise Fund, Van Kampen Global Tactical Asset Allocation Fund, Van Kampen International Advantage Fund and Van Kampen International Growth Fund to Invesco Van Kampen Emerging Markets Fund, Invesco Van Kampen Global Bond Fund, Invesco Van Kampen Global Equity Allocation Fund, Invesco Van Kampen Global Franchise Fund, Invesco Van Kampen Global Tactical Asset Allocation Fund, Invesco Van Kampen International Advantage Fund and Invesco Van Kampen International Growth Fund, respectively;

          NOW, THEREFORE, the Agreement is hereby amended as follows:

     1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

     2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

     3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of February 12, 2010.


                                        By: /s/ John M. Zerr
                                            ------------------------------------
                                        Name: John M. Zerr
                                        Title: Senior Vice President

                                    EXHIBIT 1

                                   "SCHEDULE A
                              AIM INVESTMENT FUNDS
                         PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO                                   CLASSES OF EACH PORTFOLIO
---------                                  ---------------------------
AIM Balanced-Risk Allocation Fund          Class A Shares
                                           Class B Shares
                                           Class C Shares
                                           Class R Shares
                                           Class Y Shares
                                           Institutional Class Shares

AIM China Fund                             Class A Shares
                                           Class B Shares
                                           Class C Shares
                                           Class Y Shares
                                           Institutional Class Shares

AIM Developing Markets Fund                Class A Shares
                                           Class B Shares
                                           Class C Shares
                                           Class Y Shares
                                           Institutional Class Shares

AIM Global Health Care Fund                Class A Shares
                                           Class B Shares
                                           Class C Shares
                                           Class Y Shares
                                           Investor Class Shares
                                           Institutional Class Shares

AIM International Total Return Fund        Class A Shares
                                           Class B Shares
                                           Class C Shares
                                           Class Y Shares
                                           Institutional Class Shares

AIM Japan Fund                             Class A Shares
                                           Class B Shares
                                           Class C Shares
                                           Class Y Shares
                                           Institutional Class Shares

AIM LIBOR Alpha Fund                       Class A Shares
                                           Class C Shares
                                           Class R Shares
                                           Class Y Shares
                                           Institutional Class Shares

PORTFOLIO                                   CLASSES OF EACH PORTFOLIO
---------                                  ---------------------------
AIM Trimark Endeavor Fund                  Class A Shares
                                           Class B Shares
                                           Class C Shares
                                           Class R Shares
                                           Class Y Shares
                                           Institutional Class Shares

AIM Trimark Fund                           Class A Shares
                                           Class B Shares
                                           Class C Shares
                                           Class R Shares
                                           Class Y Shares
                                           Institutional Class Shares

AIM Trimark Small Companies Fund           Class A Shares
                                           Class B Shares
                                           Class C Shares
                                           Class R Shares
                                           Class Y Shares
                                           Institutional Class Shares

Invesco Alternative Opportunities Fund     Class A Shares
                                           Class B Shares
                                           Class C Shares
                                           Class R Shares
                                           Class Y Shares
                                           Institutional Class Shares

Invesco Commodities Strategy Fund          Class A Shares
                                           Class B Shares
                                           Class C Shares
                                           Class R Shares
                                           Class Y Shares
                                           Institutional Class Shares

Invesco FX Alpha Plus Strategy Fund        Class A Shares
                                           Class B Shares
                                           Class C Shares
                                           Class R Shares
                                           Class Y Shares
                                           Institutional Class Shares

Invesco FX Alpha Strategy Fund             Class A Shares
                                           Class B Shares
                                           Class C Shares
                                           Class R Shares
                                           Class Y Shares
                                           Institutional Class Shares

Invesco Global Advantage Fund              Class A Shares
                                           Class B Shares
                                           Class C Shares
                                           Class Y Shares

Invesco Global Dividend Growth             Class A Shares
Securities Fund                            Class B Shares
                                           Class C Shares
                                           Class Y Shares

Invesco Health Sciences Fund               Class A Shares
                                           Class B Shares
                                           Class C Shares
                                           Class Y Shares

Invesco International Growth Equity Fund   Class A Shares
                                           Class B Shares
                                           Class C Shares
                                           Class Y Shares

Invesco Pacific Growth Fund                Class A Shares
                                           Class B Shares
                                           Class C Shares
                                           Class R Shares
                                           Class Y Shares

Invesco Van Kampen Emerging Markets Fund   Class A Shares
                                           Class B Shares
                                           Class C Shares
                                           Class Y Shares
                                           Institutional Class Shares

Invesco Van Kampen Global Bond Fund        Class A Shares
                                           Class B Shares
                                           Class C Shares
                                           Class R Shares
                                           Class Y Shares

Invesco Van Kampen Global Equity           Class A Shares
Allocation Fund                            Class B Shares
                                           Class C Shares
                                           Class Y Shares

Invesco Van Kampen Global Franchise Fund   Class A Shares
                                           Class B Shares
                                           Class C Shares
                                           Class Y Shares

Invesco Van Kampen Global Tactical Asset   Class A Shares
Allocation Fund                            Class B Shares
                                           Class C Shares
                                           Class R Shares
                                           Class Y Shares
                                           Institutional Class Shares

Invesco Van Kampen International           Class A Shares
Advantage Fund                             Class B Shares
                                           Class C Shares
                                           Class Y Shares

Invesco Van Kampen International Growth    Class A Shares
Fund                                       Class B Shares
                                           Class C Shares
                                           Class R Shares
                                           Class Y Shares
                                           Institutional Class Shares"